EXHIBIT 10.37

Bryan                                          Bryan Industrial Properties, Inc.
                                               146 East Orangethorpe Avenue
                                               Anaheim, California 92801-1208
                                               714.871.1314 fax 714.680.3727

www.bryanindprop.com

                                                                             V-B
                                                                         45001-1
                                                                           #3291
                                February 8, 2006

William Gledhill, Jr.
David Lyons
ACCURATE TECHNOLOGIES
2301 Via Burton Street
Anaheim, CA 92806
                       RE: Lease dated April 2, 2001 and Extension Letter
                       Dated April 22, 2004 between Bryan Industrial Properties, Inc. and Knudson Trust, Landlord and William Joseph Gledhill, Jr. and David Michael Lyons dba Accurate Technologies. Tenant, covering 1521 N. Placentia
                       Avenue, Anaheim, California 92806.

Gentlemen:

This letter will confirm that the parties are extending the above referenced lease for a period of one (1) additional year commencing June 1, 2006 and continueing through May 31, 2007. All terms and conditions of the original lease shall remain the same during the extended period except for any options to extend (which are of no further force and effect) including the rent which shall remain at SIX THOUSAND THREE HUNDRED AND NO/100 DOLLARS ($6,300.00) per month.

The Security Deposit in the amount of SIX THOUSAND THREE HUNDRED AND NO/100 DOLLARS ($6,300.00) shall also remain the same as per the lease.

If the above meets with your understanding and approval, please sign and date in the space provided below and return all copies to the undersigned. We will forward an executed copy to you for your files.


                                             Very truly yours,

                                             BRYAN INDUSTRIAL PROPERTIES, INC.
                                             As Agent for Via Burton Associates
                                             /s/  John Maresca
                                             --------------------------
                                             John Maresca, Director of Marketing

(Additional signatures continued on following page)

February 8, 2006
Accurate Technologies Extension Letter
Page 2

ACCEPTED AND APPROVED THIS 14TH     ACCEPTED AND APPROVED THIS 14TH
DAY OF FEB, 2006                            DAY OF FEB, 2006

                                            BRYAN INDUSTRIAL PROPERTIES, INC.
                                            a California corporation

/s/ Bill Gledhill                           By /s/ R.S. HOYT
-----------------                              ----------------------------
WILLIAM JOSEPH GLEDHILL, an individual      R.S. HOYT, JR., CEO

/s/ David Michael Lyons                     By /s/ Gregory S. Hoyt
-------------------------------               ------------------------------
DAVID MICHAEL LYONS, an Individual          GREGORY S. HOYT, President
                           TENANT

                                             KNUDSON TRUST dated August 14, 1985
                                             By /s/ R.S. Hoyt, JR.
                                             R.S. HOYT, JR., Authorized Agent

                                                                        LANDLORD